UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2019

Steel Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35319	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 663-5000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	STCN	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on December 15, 2019, Philip E. Lengyel, a director of Steel Connect, Inc. (the “Company”) passed away.  Mr. Lengyel served on the Board of Directors of the Company (the “Board”) since May 2, 2014 and was chair of the Board’s Nominating and Corporate Governance Committee and was a member of the Board’s Audit Committee and Human Resources and Compensation Committee.  Following Mr. Lengyel’s passing, the number of members on the Audit Committee was reduced from three to two members.  As a result, the Company is no longer compliant with Listing Rule 5605(c)(2) of The NASDAQ Stock Market LLC (“Nasdaq”), which requires that an audit committee consist of at least three members, each of whom is independent.

As previously reported, on December 17, 2019, the Company notified Nasdaq of Mr. Lengyel’s passing and the resulting non-compliance with Nasdaq Listing Rule 5605(c)(2).

On December 30, 2019, the Company received a letter from Nasdaq acknowledging the Company’s non-compliance with Nasdaq’s audit committee requirements as set forth in Nasdaq’s Listing Rule 5605. The Nasdaq letter further provides that, consistent with Nasdaq’s Listing Rule 5605(c)(4), Nasdaq will provide the Company a cure period in order to regain compliance as follows: (a) until the earlier of the Company’s next annual shareholders’ meeting or June 12, 2020; or (b) if the next annual shareholders’ meeting is held before June 12, 2020, then the Company must evidence compliance no later than June 12, 2020.

The Board intends to consider a replacement for the Audit Committee position and appoint a director to the Audit Committee who satisfies the applicable requirements of the Nasdaq Listing Rules prior to the expiration of the cure period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 31, 2019	Steel Connect, Inc.

	By:	/s/ Douglas B. Woodworth
		Name:	Douglas B. Woodworth
		Title:	Chief Financial Officer